FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2011
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

6. FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

    AIG carries certain of its financial instruments at fair value. AIG defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

    The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. AIG maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

    Assets and liabilities recorded at fair value in the Consolidated Balance Sheet are measured and classified for disclosure purposes in accordance with a fair value hierarchy established in U.S. GAAP. The hierarchy consists of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

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  Level 1:    Fair value measurements that are quoted prices (unadjusted) in active markets that AIG has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. AIG does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and futures and options contracts, most separate account assets and most mutual funds.

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  Level 2:    Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government and agency securities, most investment-grade and high-yield corporate bonds, certain residential mortgage-backed securities (RMBS), certain commercial mortgage-backed securities (CMBS) and certain collateralized debt obligations/asset backed securities (CDO/ABS), certain listed equities, state, municipal and provincial obligations, hybrid securities, certain securities purchased (sold) under agreements to resell (repurchase), certain mutual fund and hedge fund investments, certain interest rate, currency and commodity derivative contracts, guaranteed investment agreements (GIAs) for the Direct Investment book and other long-term debt.

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  Level 3:    Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, AIG must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. AIG's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain RMBS, CMBS and CDO/ABS, certain corporate debt securities, certain municipal and sovereign debt securities, certain derivative contracts (including the AIGFP super senior credit default swap portfolio), certain hedge fund investments, private equity and real estate fund investments, direct private equity investments and policyholder contract deposits carried at fair value. AIG's non-financial instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

    The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

VALUATION METHODOLOGIES OF FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE

Incorporation of Credit Risk in Fair Value Measurements

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  AIG's Own Credit Risk.    Fair value measurements for certain Direct Investment book debt, GIAs, structured note liabilities and freestanding derivatives, as well as AIGFP derivatives, incorporate AIG's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to AIG at the balance sheet date by reference to observable AIG CDS or cash bond spreads. A derivative counterparty's net credit exposure to AIG is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with AIG, as well as collateral posted by AIG with the counterparty at the balance sheet date.

        Fair value measurements for embedded policy derivatives and policyholder contract deposits take into consideration that policyholder liabilities are senior in priority to general creditors of AIG and therefore are much less sensitive to changes in AIG credit default swap or cash issuance spreads.

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  Counterparty Credit Risk.    Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for AIG to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. AIG's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

    A CDS is a derivative contract that allows the transfer of third-party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the CDS spread).

    Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

    The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to AIG by an independent third party. AIG utilizes an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive its discount rates.

    While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, AIG believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities – Trading and Available for Sale

    Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from dealer markets.

    Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. AIG employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by AIG management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

    Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

    AIG has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. AIG assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, AIG has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuation services to be used for particular security classes. AIG also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

    When AIG's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

    The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

Fixed Maturity Securities issued by Government Entities

    For most debt securities issued by government entities, AIG obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which quoted prices in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

Fixed Maturity Securities issued by Corporate Entities

    For most debt securities issued by corporate entities, AIG obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, AIG obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

RMBS, CMBS, CDOs and other ABS

    Independent third-party valuation service providers also provide fair value information for the majority of AIG investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, AIG obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

Maiden Lane Interests

    At their inception, AIG's interests in ML II and ML III were valued and recorded at the transaction prices of $1 billion and $5 billion, respectively.

    Subsequently, AIG's interest in ML III has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML III assets, (ii) allocates the estimated future cash flows according to the ML III waterfall, and (iii) determines the discount rate to be applied to AIG's interest in ML III by reference to the discount rate implied by the estimated value of ML III assets and the estimated future cash flows of AIG's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

    The fair value methodology used since inception and prior to March 31, 2011 for AIG's interest in ML II had used the same discounted cash flow methodology as for ML III. As a result of the announcement on March 31, 2011 by the FRBNY of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, AIG modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of a current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

    AIG does not believe a change in the fair value methodology used for its interest in ML III is appropriate at this time based on current available information. Other methodologies employed or assumptions made in determining fair value for these investments could result in amounts that differ significantly from the amounts reported.

    Adjustments to the fair value of AIG's interest in ML II are recorded in the Consolidated Statement of Operations in Net investment income for SunAmerica's domestic life insurance companies. Adjustments to the fair value of AIG's interest in ML III are recorded in the Consolidated Statement of Operations in Net investment income for AIG's Other operations.

    AIG expects to receive repayment of its initial investment as well as incremental undiscounted cash flows and accrued interest on the Maiden Lane Interests after repayment of the first priority obligations owed to the FRBNY. On February 8, 2012, the FRBNY announced that the proceeds from the most recent sale of ML II assets would enable the repayment of the entire remaining outstanding balance of the senior loan from the FRBNY to ML II. AIG therefore, expects to begin receiving repayment of its $1 billion initial investment in ML II, plus accrued interest, commencing in 2012. Any proceeds in excess of AIG's principal and interest will be allocated five-sixths to the FRBNY and one-sixth to AIG. Under the terms of the Master Transaction Agreement dated December 8, 2010, among AIG Parent, AM Holdings LLC (formerly known as ALICO Holdings LLC), AIA Aurora LLC, the FRBNY, the Department of the Treasury, and the Trust, all payments received by AIG from ML II will be required to be used to pay down the liquidation preference of the AIA SPV Preferred Interests. The fair value of AIG's interest in ML II is most affected by the liquidation proceeds realized by the FRBNY from the sale of the collateral securities. A 10 percent change in the liquidation proceeds realized by the FRBNY would result in a change of approximately $152 million in the fair value of the ML II interest. The fair value of AIG's interest in ML III is most affected by changes in the discount rates and changes in the estimated future collateral cash flows used in the valuation. Changes in estimated future cash flows for ML III would be the result of changes in interest rates and their effect on the underlying floating rate securities as well as expectations of defaults, recoveries and prepayments on underlying loans.

    The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Maiden Lane Interests (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in the discount rate or the estimated future cash flows used in the valuation would alter AIG's estimate of the fair value of AIG's interest in ML III as shown in the table below.

Year Ended December 31, 2011 (in millions)	Maiden Lane III Fair Value Change

Discount Rates:
200 basis point increase	$(585)
200 basis point decrease	668
400 basis point increase	(1,101)
400 basis point decrease	1,433

Estimated Future Cash Flows:
10% increase	658
10% decrease	(664)
20% increase	1,309
20% decrease	(1,338)

    If the FRBNY were to announce a plan to liquidate the assets of ML III at their estimated fair values, similar to their disclosed plan for ML II, the impact of the change in AIG's assumptions would be an increase in the fair value of AIG's interest in ML III by approximately $685 million at December 31, 2011.

    AIG believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities. The ranges of estimated future cash flows were determined on the basis of historical variability in the estimated cash flows. Because of these factors, the fair values of the Maiden Lane Interests are likely to vary, perhaps materially, from the amounts estimated.

Equity Securities Traded in Active Markets – Trading and Available for Sale

    Whenever available, AIG obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios or in Other invested assets. Market price data is generally obtained from exchange or dealer markets.

Mortgage and Other Loans Receivable

    AIG estimates the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

    AIG initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, AIG generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. AIG considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments and other financing transactions of the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

    For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Securities Purchased Under Agreements to Resell

    Securities purchased under agreements to resell are generally treated as collateralized receivables. AIG reports certain receivables arising from securities purchased under agreements to resell in Short-term investments in the Consolidated Balance Sheet. AIG uses market-observable interest rates for receivables measured at fair value. This methodology considers such factors as the coupon rate, yield curves and other relevant factors.

Separate Account Assets

    Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

    Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). AIG generally values exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

    OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. AIG generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

    Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When AIG does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. AIG will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives

    Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that AIG bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. AIG concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

    The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on AIG's historical experience.

    With respect to embedded policy derivatives in AIG's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With respect to embedded policy derivatives in AIG's equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. These methodologies incorporate an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

    AIG also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity- indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. During the fourth quarter of 2010, AIG revised the non-performance risk adjustment to reflect a market participant's view of SunAmerica's claims paying ability. As a result, in 2010, AIG incorporated an additional spread to the swap curve used to value embedded policy derivatives, thereby reducing the fair value of the embedded derivative liabilities by $336 million, which is partially offset by $173 million of DAC amortization.

AIGFP's Super Senior Credit Default Swap Portfolio

    Included in Global Capital Markets is the remaining derivatives portfolio of AIGFP. AIG values AIGFP's CDS transactions written on the super senior risk layers of designated pools of debt securities or loans using internal valuation models, third-party price estimates and market indices. The principal market was determined to be the market in which super senior credit default swaps of this type and size would be transacted, or have been transacted, with the greatest volume or level of activity. AIG has determined that the principal market participants, therefore, would consist of other large financial institutions who participate in sophisticated over-the-counter derivatives markets. The specific valuation methodologies vary based on the nature of the referenced obligations and availability of market prices.

    The valuation of the super senior credit derivatives is challenging given the limitation on the availability of market observable information due to the lack of trading and price transparency in certain structured finance markets. These market conditions have increased the reliance on management estimates and judgments in arriving at an estimate of fair value for financial reporting purposes. Further, disparities in the valuation methodologies employed by market participants and the varying judgments reached by such participants when assessing volatile markets have increased the likelihood that the various parties to these instruments may arrive at significantly different estimates as to their fair values.

    AIG's valuation methodologies for the super senior credit default swap portfolio have evolved over time in response to market conditions and the availability of market observable information. AIG has sought to calibrate the methodologies to available market information and to review the assumptions of the methodologies on a regular basis.

    Regulatory capital portfolio:    In the case of credit default swaps written to facilitate regulatory capital relief, AIG estimates the fair value of these derivatives by considering observable market transactions. The transactions with the most observability are the early terminations of these transactions by counterparties. AIG continues to reassess the expected maturity of the portfolio. AIGFP has not been required to make any payments as part of terminations of super senior regulatory capital CDSs initiated by counterparties. However, during the second quarter of 2011, AIGFP terminated mezzanine tranches related to certain terminated super senior regulatory capital trades and made payments which approximated their fair values at the time of termination.

    The regulatory benefit of these transactions for AIGFP's financial institution counterparties is generally derived from the capital regulations promulgated by the Basel Committee on Banking Supervision, known as Basel I. In December 2010, the Basel Committee on Banking Supervision finalized a new framework for international capital and liquidity standards known as Basel III, which, when fully implemented, may reduce or eliminate the regulatory benefits to certain counterparties and thus may impact the period of time that such counterparties are expected to hold the positions. In assessing the fair value of the regulatory capital CDS transactions, AIG also considers other market data, to the extent relevant and available. For further discussion, see Note 12 herein.

    Multi-sector CDO portfolios:    AIG uses a modified version of the Binomial Expansion Technique (BET) model to value AIGFP's credit default swap portfolio written on super senior tranches of multi-sector CDOs of ABS. The BET model was developed in 1996 by a major rating agency to generate expected loss estimates for CDO tranches and derive a credit rating for those tranches, and remains widely used.

    AIG has adapted the BET model to estimate the price of the super senior risk layer or tranche of the CDO. AIG modified the BET model to imply default probabilities from market prices for the underlying securities and not from rating agency assumptions. To generate the estimate, the model uses the price estimates for the securities comprising the portfolio of a CDO as an input and converts those estimates to credit spreads over current LIBOR-based interest rates. These credit spreads are used to determine implied probabilities of default and expected losses on the underlying securities. This data is then aggregated and used to estimate the expected cash flows of the super senior tranche of the CDO.

    Prices for the individual securities held by a CDO are obtained in most cases from the CDO collateral managers, to the extent available. CDO collateral managers provided market prices for 61.7 percent of the underlying securities used in the valuation at December 31, 2011. When a price for an individual security is not provided by a CDO collateral manager, AIG derives the price through a pricing matrix using prices from CDO collateral managers for similar securities. Matrix pricing is a mathematical technique used principally to value debt securities without relying exclusively on quoted prices for the specific securities, but rather by relying on the relationship of the security to other benchmark quoted securities. Substantially all of the CDO collateral managers who provided prices used dealer prices for all or part of the underlying securities, in some cases supplemented by third-party pricing services.

    The BET model also uses diversity scores, weighted average lives, recovery rates and discount rates. AIG employs a Monte Carlo simulation to assist in quantifying the effect on the valuation of the CDO of the unique aspects of the CDO's structure such as triggers that divert cash flows to the most senior part of the capital structure. The Monte Carlo simulation is used to determine whether an underlying security defaults in a given simulation scenario and, if it does, the security's implied random default time and expected loss. This information is used to project cash flow streams and to determine the expected losses of the portfolio.

    In addition to calculating an estimate of the fair value of the super senior CDO security referenced in the credit default swaps using its internal model, AIG also considers the price estimates for the super senior CDO securities provided by third parties, including counterparties to these transactions, to validate the results of the model and to determine the best available estimate of fair value. In determining the fair value of the super senior CDO security referenced in the credit default swaps, AIG uses a consistent process that considers all available pricing data points and eliminates the use of outlying data points. When pricing data points are within a reasonable range an averaging technique is applied.

    Corporate debt/Collateralized loan obligation (CLO) portfolios:    In the case of credit default swaps written on portfolios of investment-grade corporate debt, AIG uses a mathematical model that produces results that are closely aligned with prices received from third parties. This methodology is widely used by other market participants and uses the current market credit spreads of the names in the portfolios along with the base correlations implied by the current market prices of comparable tranches of the relevant market traded credit indices as inputs. Given its unique attributes, one transaction, which had represented two percent of the total notional amount of the corporate debt portfolio as of the second quarter of 2011, was valued using third-party quotations. This transaction matured in the third quarter of 2011.

    AIG estimates the fair value of its obligations resulting from credit default swaps written on CLOs to be equivalent to the par value less the current market value of the referenced obligation. Accordingly, the value is determined by obtaining third-party quotations on the underlying super senior tranches referenced under the credit default swap contract.

Policyholder Contract Deposits

    Policyholder contract deposits accounted for at fair value are measured using an earnings approach by taking into consideration the following factors:

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  Current policyholder account values and related surrender charges;

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  The present value of estimated future cash inflows (policy fees) and outflows (benefits and maintenance expenses) associated with the product using risk neutral valuations, incorporating expectations about policyholder behavior, market returns and other factors; and

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  A risk margin that market participants would require for a market return and the uncertainty inherent in the model inputs.

    The change in fair value of these policyholder contract deposits is recorded as Policyholder benefits and claims incurred in the Consolidated Statement of Operations.

Other Long-Term Debt

    When fair value accounting has been elected, the fair value of non-structured liabilities is generally determined by using market prices from exchange or dealer markets, when available, or discounting expected cash flows using the appropriate discount rate for the applicable maturity. Such instruments are generally classified in Level 2 of the fair value hierarchy as substantially all inputs are readily observable. AIG determines the fair value of structured liabilities and hybrid financial instruments (where performance is linked to structured interest rates, inflation or currency risks) using the appropriate derivative valuation methodology (described above) given the nature of the embedded risk profile. Such instruments are classified in Level 2 or Level 3 depending on the observability of significant inputs to the model. In addition, adjustments are made to the valuations of both non-structured and structured liabilities to reflect AIG's own creditworthiness based on observable credit spreads of AIG.

Other Liabilities

    Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities and spot commodities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. AIG estimates the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices. Fair values of spot commodities sold but not yet purchased are based on current market prices of reference spot futures contracts traded on exchanges.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

December 31, 2011 (in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$174	$5,904	$-	$-	$-	$6,078
Obligations of states, municipalities and political subdivisions	-	36,538	960	-	-	37,498
Non-U.S. governments	259	25,467	9	-	-	25,735
Corporate debt	-	142,883	1,935	-	-	144,818
RMBS	-	23,727	10,877	-	-	34,604
CMBS	-	3,991	3,955	-	-	7,946
CDO/ABS	-	3,082	4,220	-	-	7,302

Total bonds available for sale	433	241,592	21,956	-	-	263,981

Bond trading securities:
U.S. government and government sponsored entities	100	7,404	-	-	-	7,504
Obligations of states, municipalities and political subdivisions	-	257	-	-	-	257
Non-U.S. governments	-	35	-	-	-	35
Corporate debt	-	809	7	-	-	816
RMBS	-	1,345	303	-	-	1,648
CMBS	-	1,283	554	-	-	1,837
CDO/ABS	-	3,835	8,432	-	-	12,267

Total bond trading securities	100	14,968	9,296	-	-	24,364

Equity securities available for sale:
Common stock	3,294	70	57	-	-	3,421
Preferred stock	-	44	99	-	-	143
Mutual funds	55	5	-	-	-	60

Total equity securities available for sale	3,349	119	156	-	-	3,624

Equity securities trading	43	82	-	-	-	125
Mortgage and other loans receivable	-	106	1	-	-	107
Other invested assets(c)	12,549	1,709	6,618	-	-	20,876
Derivative assets:
Interest rate contracts	2	7,251	1,033	-	-	8,286
Foreign exchange contracts	-	143	2	-	-	145
Equity contracts	92	133	38	-	-	263
Commodity contracts	-	134	2	-	-	136
Credit contracts	-	-	89	-	-	89
Other contracts	29	462	250	-	-	741
Counterparty netting and cash collateral	-	-	-	(3,660)	(1,501)	(5,161)

Total derivative assets	123	8,123	1,414	(3,660)	(1,501)	4,499

Short-term investments(d)	2,309	3,604	-	-	-	5,913
Separate account assets	48,502	2,886	-	-	-	51,388

Total	$67,408	$273,189	$39,441	$(3,660)	$(1,501)	$374,877

Liabilities:
Policyholder contract deposits	$-	$-	$918	$-	$-	$918
Derivative liabilities:
Interest rate contracts	-	6,661	248	-	-	6,909
Foreign exchange contracts	-	178	-	-	-	178
Equity contracts	-	198	10	-	-	208
Commodity contracts	-	146	-	-	-	146
Credit contracts(e)	-	4	3,362	-	-	3,366
Other contracts	-	155	217	-	-	372
Counterparty netting and cash collateral	-	-	-	(3,660)	(2,786)	(6,446)

Total derivative liabilities	-	7,342	3,837	(3,660)	(2,786)	4,733

Other long-term debt(f)	-	10,258	508	-	-	10,766
Other liabilities(g)	193	714	-	-	-	907

Total	$193	$18,314	$5,263	$(3,660)	$(2,786)	$17,324

December 31, 2010 (in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Assets:
Bonds available for sale:
U.S. government and government sponsored entities	$142	$7,208	$-	$-	$-	$7,350
Obligations of states, municipalities and political subdivisions	4	46,007	609	-	-	46,620
Non-U.S. governments	719	16,084	5	-	-	16,808
Corporate debt	8	122,624	2,262	-	-	124,894
RMBS	-	13,441	6,367	-	-	19,808
CMBS	-	2,807	3,604	-	-	6,411
CDO/ABS	-	2,170	4,241	-	-	6,411

Total bonds available for sale	873	210,341	17,088	-	-	228,302

Bond trading securities:
U.S. government and government sponsored entities	339	6,563	-	-	-	6,902
Obligations of states, municipalities and political subdivisions	-	316	-	-	-	316
Non-U.S. governments	-	125	-	-	-	125
Corporate debt	-	912	-	-	-	912
RMBS	-	1,837	91	-	-	1,928
CMBS	-	1,572	506	-	-	2,078
CDO/ABS	-	4,490	9,431	-	-	13,921

Total bond trading securities	339	15,815	10,028	-	-	26,182

Equity securities available for sale:
Common stock	3,577	61	61	-	-	3,699
Preferred stock	-	423	64	-	-	487
Mutual funds	316	79	-	-	-	395

Total equity securities available for sale	3,893	563	125	-	-	4,581

Equity securities trading	6,545	106	1	-	-	6,652
Mortgage and other loans receivable	-	143	-	-	-	143
Other invested assets(c)	12,281	1,661	7,414	-	-	21,356
Derivative assets:
Interest rate contracts	1	13,146	1,057	-	-	14,204
Foreign exchange contracts	14	172	16	-	-	202
Equity contracts	61	233	65	-	-	359
Commodity contracts	-	69	23	-	-	92
Credit contracts	-	2	377	-	-	379
Other contracts	8	923	144	-	-	1,075
Counterparty netting and cash collateral	-	-	-	(6,298)	(4,096)	(10,394)

Total derivative assets	84	14,545	1,682	(6,298)	(4,096)	5,917

Short-term investments(d)	5,401	18,459	-	-	-	23,860
Separate account assets	51,607	2,825	-	-	-	54,432
Other assets	-	14	-	-	-	14

Total	$81,023	$264,472	$36,338	$(6,298)	$(4,096)	$371,439

December 31, 2010 (in millions)	Level 1	Level 2	Level 3	Counterparty Netting(a)	Cash Collateral(b)	Total

Liabilities:
Policyholder contract deposits	$-	$-	$445	$-	$-	$445
Derivative liabilities:
Interest rate contracts	-	9,387	325	-	-	9,712
Foreign exchange contracts	14	324	-	-	-	338
Equity contracts	-	286	43	-	-	329
Commodity contracts	-	68	-	-	-	68
Credit contracts(e)	-	5	4,175	-	-	4,180
Other contracts	-	52	256	-	-	308
Counterparty netting and cash collateral	-	-	-	(6,298)	(2,902)	(9,200)

Total derivative liabilities	14	10,122	4,799	(6,298)	(2,902)	5,735

Other long-term debt(f)	-	11,161	982	-	-	12,143
Other liabilities(g)	391	2,228	-	-	-	2,619

Total	$405	$23,511	$6,226	$(6,298)	$(2,902)	$20,942

(a)
Represents netting of derivative exposures covered by a qualifying master netting agreement.

(b)
Represents cash collateral posted and received. Securities collateral posted for derivative transactions that is reflected in Fixed maturity securities in the Consolidated Balance Sheet, and collateral received, not reflected in the Consolidated Balance Sheet, were $1.8 billion and $100 million, respectively, at December 31, 2011 and $1.4 billion and $109 million, respectively, at December 31, 2010.

(c)
Included in Level 1 are $12.4 billion and $11.1 billion at December 31, 2011 and December 31, 2010, respectively, of AIA shares publicly traded on the Hong Kong Stock Exchange. Approximately 3 percent and 5 percent of the fair value of the assets recorded as Level 3 relates to various private equity, real estate, hedge fund and fund-of-funds investments that are consolidated by AIG at December 31, 2011 and December 31, 2010, respectively. AIG's ownership in these funds represented 57.3 percent, or $0.7 billion, of Level 3 assets at December 31, 2011 and 68.6 percent, or $1.3 billion, of Level 3 assets at December 31, 2010.

(d)
Included in Level 2 is the fair value of $0.1 billion and $1.6 billion at December 31, 2011 and December 31, 2010, respectively, of securities purchased under agreements to resell.

(e)
Included in Level 3 is the fair value derivative liability of $3.2 billion and $3.7 billion at December 31, 2011 and December 31, 2010, respectively, on the AIGFP super senior credit default swap portfolio.

(f)
Includes GIAs, notes, bonds, loans and mortgages payable.

(g)
Included in Level 2 is the fair value of $0.6 billion, $144 million and $6 million at December 31, 2011 of securities sold under agreements to repurchase, securities and spot commodities sold but not yet purchased and trust deposits and deposits due to banks and other depositors, respectively. Included in Level 2 is the fair value of $2.1 billion, $94 million and $15 million at December 31, 2010 of securities sold under agreements to repurchase, securities and spot commodities sold but not yet purchased and trust deposits and deposits due to banks and other depositors, respectively.

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

    AIG's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2011, AIG transferred certain assets from Level 1 to Level 2, including approximately $1.2 billion of investments in securities issued by the U.S. government that are no longer actively traded and approximately $1.2 billion of investments in securities issued by Non-U.S. governments. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. AIG had no significant transfers from Level 2 to Level 1 during the twelve months ended December 31, 2011.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following tables present changes during 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Operations, during 2011 and 2010 related to the Level 3 assets and liabilities that remained in the Consolidated Balance Sheet at December 31, 2011 and 2010:

(in millions)	Fair value Beginning of Year(a)	Net Realized and Unrealized Gains (Losses) Included in Income	Accumulated Other Comprehensive Income	Purchases, Sales, Issuances and Settlements, Net	Gross Transfers in	Gross Transfers out	Fair value End of Year	Changes in Unrealized Gains (Losses) Included in Income on Instruments Held at End of Year

December 31, 2011
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$609	$2	$112	$296	$17	$(76)	$960	$-
Non-U.S. governments	5	-	-	5	-	(1)	9	-
Corporate debt	2,262	11	(25)	171	2,480	(2,964)	1,935	-
RMBS	6,367	(50)	288	3,232	1,093	(53)	10,877	-
CMBS	3,604	(100)	239	207	134	(129)	3,955	-
CDO/ABS	4,241	73	142	(432)	852	(656)	4,220	-

Total bonds available for sale	17,088	(64)	756	3,479	4,576	(3,879)	21,956	-

Bond trading securities:
Corporate debt	-	-	-	(11)	18	-	7	1
RMBS	91	(27)	-	239	-	-	303	(28)
CMBS	506	92	-	(95)	292	(241)	554	87
CDO/ABS	9,431	(660)	-	(323)	48	(64)	8,432	(677	)(b)

Total bond trading securities	10,028	(595)	-	(190)	358	(305)	9,296	(617)

Equity securities available for sale:
Common stock	61	28	(4)	(40)	18	(6)	57	-
Preferred stock	64	(1)	32	(1)	5	-	99	-
Mutual funds	-	-	-	(6)	6	-	-	-

Total equity securities available for sale	125	27	28	(47)	29	(6)	156	-

Equity securities trading	1	-	-	(1)	-	-	-	-
Mortgage and other loans receivable	-	-	-	1	-	-	1	-
Other invested assets	7,414	(10)	139	(739)	251	(437)	6,618	2

Total	$34,656	$(642)	$923	$2,503	$5,214	$(4,627)	$38,027	$(615)

Liabilities:
Policyholder contract deposits	$(445)	$(429)	$-	$(44)	$-	$-	$(918)	$508
Derivative liabilities, net:
Interest rate contracts	732	46	-	(2)	30	(21)	785	(90)
Foreign exchange contracts	16	(11)	-	(5)	2	-	2	1
Equity contracts	22	(16)	-	41	(7)	(12)	28	(15)
Commodity contracts	23	1	-	(22)	-	-	2	(1)
Credit contracts	(3,798)	332	-	193	-	-	(3,273)	493
Other contracts	(112)	(14)	(51)	74	(30)	166	33	(98)

Total derivative liabilities, net	(3,117)	338	(51)	279	(5)	133	(2,423)	290

Other long-term debt(c)	(982)	(60)	-	555	(21)	-	(508)	(135)

Total	$(4,544)	$(151)	$(51)	$790	$(26)	$133	$(3,849)	$663

(in millions)	Fair value Beginning of Year(a)	Net Realized and Unrealized Gains (Losses) Included in Income	Accumulated Other Comprehensive Income	Purchases, Sales, Issuances and Settlements, Net	Net Transfers	Activity of Discontinued Operations	Fair value End of Year	Changes in Unrealized Gains (Losses) Included in Income on Instruments Held at End of Year

December 31, 2010
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$613	$(59)	$5	$(121)	$171	$-	$609	$-
Non-U.S. governments	753	-	3	29	(39)	(741)	5	-
Corporate debt	4,791	(44)	122	(322)	(1,813)	(472)	2,262	-
RMBS	6,654	(700)	1,847	(2,497)	1,106	(43)	6,367	-
CMBS	4,939	(801)	2,055	(668)	146	(2,067)	3,604	-
CDO/ABS	4,724	110	605	(667)	(19)	(512)	4,241	-

Total bonds available for sale	22,474	(1,494)	4,637	(4,246)	(448)	(3,835)	17,088	-

Bond trading securities:
U.S. government and government sponsored entities	16	-	-	-	-	(16)	-	-
Non-U.S. governments	56	-	-	(32)	(11)	(13)	-	-
Corporate debt	121	(3)	-	(7)	-	(111)	-	(6)
RMBS	4	(24)	-	(7)	118	-	91	(19)
CMBS	325	50	-	19	210	(98)	506	146
CDO/ABS	6,865	2,876	-	(144)	4	(170)	9,431	1,407 (b)

Total bond trading securities	7,387	2,899	-	(171)	321	(408)	10,028	1,528

Equity securities available for sale:
Common stock	35	(2)	38	4	(5)	(9)	61	-
Preferred stock	54	(5)	6	8	1	-	64	-
Mutual funds	6	-	3	11	(2)	(18)	-	-

Total equity securities available for sale	95	(7)	47	23	(6)	(27)	125	-

Equity securities trading	8	-	-	1	-	(8)	1	-
Other invested assets	6,910	355	149	(1,075)	1,474	(399)	7,414	(516)
Other assets	270	-	-	(270)	-	-	-	-
Separate account assets	1	-	-	-	-	(1)	-	-

Total	$37,145	$1,753	$4,833	$(5,738)	$1,341	$(4,678)	$34,656	$1,012

Liabilities:
Policyholder contract deposits	$(5,214)	$175	$-	$(544)	$-	$5,138	$(445)	$(609)
Derivative liabilities, net:
Interest rate contracts	(1,469)	(20)	-	1,230	991	-	732	(61)
Foreign exchange contracts	29	7	-	(2)	-	(18)	16	9
Equity contracts	74	(27)	-	(44)	20	(1)	22	(4)
Commodity contracts	22	3	-	(2)	-	-	23	3
Credit contracts	(4,545)	880	-	(131)	(2)	-	(3,798)	993
Other contracts	(176)	(61)	-	69	49	7	(112)	(86)

Total derivatives liabilities, net	(6,065)	782	-	1,120	1,058	(12)	(3,117)	854

Other long-term debt(c)	(881)	(237)	-	743	(607)	-	(982)	(275)

Total	$(12,160)	$720	$-	$1,319	$451	$5,126	$(4,544)	$(30)

(a)
Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

(b)
In 2011, AIG made revisions to the presentation to include income from ML III. The prior periods have been revised to conform to the current period presentation.

(c)
Includes GIAs, notes, bonds, loans and mortgages payable.

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the Consolidated Statement of Operations as follows:

(in millions)	Net Investment Income	Net Realized Capital Gains (Losses)	Other Income	Policyholder Benefits and Claims Incurred	Total

December 31, 2011
Bonds available for sale	$638	$(717)	$15	$-	$(64)
Bond trading securities	(634)	4	35	-	(595)
Equity securities available for sale	-	27	-	-	27
Other invested assets	23	(84)	51	-	(10)
Policyholder contract deposits	-	(499)	70	-	(429)
Derivative liabilities, net	2	13	323	-	338
Other long-term debt	-	-	(60)	-	(60)

December 31, 2010
Bonds available for sale	$321	$(1,832)	$17	$-	$(1,494)
Bond trading securities	2,282	39	578	-	2,899
Equity securities available for sale	-	(7)	-	-	(7)
Other invested assets	581	(271)	45	-	355
Policyholder contract deposits	-	419	76	(320)	175
Derivative liabilities, net	-	260	522	-	782
Other long-term debt	-	-	(237)	-	(237)

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

(in millions)	Purchases	Sales	Settlements	Purchases, Sales, Issuances and Settlements, Net(a)

December 31, 2011
Assets:
Bonds available for sale:
Obligations of states, municipalities and political subdivisions	$305	$(4)	$(5)	$296
Non-U.S. governments	4	(2)	3	5
Corporate debt	497	(27)	(299)	171
RMBS	4,932	(205)	(1,495)	3,232
CMBS	470	(34)	(229)	207
CDO/ABS	1,067	(1)	(1,498)	(432)

Total bonds available for sale	7,275	(273)	(3,523)	3,479

Bond trading securities:
Corporate debt	-	-	(11)	(11)
RMBS	305	(1)	(65)	239
CMBS	221	(207)	(109)	(95)
CDO/ABS	331	(304)	(350)	(323)

Total bond trading securities	857	(512)	(535)	(190)

Equity securities available for sale:
Common stock	-	(31)	(9)	(40)
Preferred stock	-	-	(1)	(1)
Mutual funds	-	-	(6)	(6)

Total equity securities available for sale	-	(31)	(16)	(47)

Equity securities trading	-	-	(1)	(1)
Mortgage and other loans receivable	-	-	1	1
Other invested assets	718	(296)	(1,161)	(739)

Total assets	$8,850	$(1,112)	$(5,235)	$2,503

Liabilities:
Policyholder contract deposits	$-	$(70)	$26	$(44)
Derivative liabilities, net:
Interest rate contracts	-	-	(2)	(2)
Foreign exchange contracts	-	-	(5)	(5)
Equity contracts	43	-	(2)	41
Commodity contracts	-	-	(22)	(22)
Credit contracts	-	-	193	193
Other contracts	-	-	74	74

Total derivative liabilities, net	43	-	236	279

Other long-term debt(b)	-	-	555	555

Total liabilities	$43	$(70)	$817	$790

(a)
There were no issuances during year ended December 31, 2011.

(b)
Includes GIAs, notes, bonds, loans and mortgages payable.

    Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

    AIG's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

    In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. AIG's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, AIG considers factors specific to the asset or liability.

    AIG's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. As a result, the Net realized and unrealized gains (losses) included in income or other comprehensive income and as shown in the table above excludes $68 million of net losses related to assets and liabilities transferred into Level 3 during 2011, and includes $45 million of net gains related to assets and liabilities transferred out of Level 3 during 2011.

Transfers of Level 3 Assets

    During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, CMBS, ABS, private placement corporate debt and certain private equity funds and hedge funds. The transfers into Level 3 of investments in certain RMBS, CMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected AIG's move to using composite credit ratings for these securities commencing in 2011, in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of AIG adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that AIG believes was not captured in the matrix. Certain private equity funds and hedge funds were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to AIG's ownership and lack of ability to exercise significant influence over the respective investments. Other private equity funds and hedge funds transferred into Level 3 represented interests in hedge funds carried at fair value with limited market activity due to fund-imposed redemption restrictions.

    Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of AIG's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt, investments in certain CMBS and ABS and certain private equity funds and hedge funds. Transfers out of Level 3 for private placement corporate debt and for certain ABS were primarily the result of AIG using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on AIG's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain CMBS and certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities. Certain private equity funds and hedge funds were transferred out of Level 3 due to these investments no longer being carried at fair value, based on AIG's use of the equity method of accounting consistent with the changes to AIG's ownership and ability to exercise significant influence over the respective investments.

Transfers of Level 3 Liabilities

    During the year ended December 31, 2011, there were no significant transfers into Level 3 liabilities. As AIG presents carrying values of its derivative positions on a net basis in the table above, transfers out of Level 3 liabilities, which totaled approximately $133 million for the year ended December 31, 2011, primarily related to certain derivative assets transferred into Level 3 because of the lack of observable inputs on certain forward commitments. Other transfers out of Level 3 liabilities were due to movement in market variables.

    AIG uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to AIG's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, AIG uses the net asset value per share as a practical expedient to measure fair value.

		December 31, 2011		December 31, 2010
(in millions)	Investment Category Includes	Fair Value Using Net Asset Value	Unfunded Commitments	Fair Value Using Net Asset Value	Unfunded Commitments

Investment Category
Private equity funds:
Leveraged buyout	Debt and/or equity investments made as part of a transaction in which assets of mature companies are acquired from the current shareholders, typically with the use of financial leverage	$3,185	$945	$3,137	$1,151
Non-U.S.	Investments that focus primarily on Asian and European based buyouts, expansion capital, special situations, turnarounds, venture capital, mezzanine and distressed opportunities strategies	165	57	172	67
Venture capital	Early-stage, high-potential, growth companies expected to generate a return through an eventual realization event, such as an initial public offering or sale of the company	316	39	325	42
Distressed	Securities of companies that are already in default, under bankruptcy protection, or troubled	182	42	258	67
Other	Real estate, energy, multi-strategy, mezzanine, and industry-focused strategies	252	98	373	147

Total private equity funds		4,100	1,181	4,265	1,474

		December 31, 2011		December 31, 2010
(in millions)	Investment Category Includes	Fair Value Using Net Asset Value	Unfunded Commitments	Fair Value Using Net Asset Value		Unfunded Commitments

Hedge funds:
Event-driven	Securities of companies undergoing material structural changes, including mergers, acquisitions and other reorganizations	774	2	1,310		2
Long-short	Securities that the manager believes are undervalued, with corresponding short positions to hedge market risk	927	-	1,038		-
Relative value	Funds that seek to benefit from market inefficiencies and value discrepancies between related investments	52	-	230		-
Distressed	Securities of companies that are already in default, under bankruptcy protection or troubled	272	10	369		20
Other	Non-U.S. companies, futures and commodities, macro and multi-strategy and industry-focused strategies	748	-	708		-

Total hedge funds		2,773	12	3,655		22

Total		$6,873	$1,193	$7,920	*	$1,496

*
Includes investments of entities classified as held for sale of $415 million at December 31, 2010.

    At December 31, 2011, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 32 percent of the total above had expected remaining lives of less than three years, 55 percent between three and seven years and 13 percent between seven and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

    At December 31, 2011, hedge fund investments included above are redeemable monthly (9 percent), quarterly (53 percent), semi-annually (10 percent) and annually (28 percent), with redemption notices ranging from 1 day to 180 days. More than 79 percent require redemption notices of less than 90 days. Investments representing approximately 47 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2012. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

    AIG also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, life settlement contracts, flight equipment primarily under operating leases, collateral securing foreclosed loans and real estate and other fixed assets, goodwill and other intangible assets. AIG uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

  •
  Cost and Equity-Method Investments:    When AIG determines that the carrying value of these assets may not be recoverable, AIG records the assets at fair value with the loss recognized in earnings. In such cases, AIG measures the fair value of these assets using the techniques discussed above in Valuation Methodologies of Financial Instruments Measured at Fair Value — Other Invested Assets.

  •
  Life Settlement Contracts:    AIG measures the fair value of individual life settlement contracts (which are included in Other invested assets) whenever the carrying value plus the undiscounted future costs that are expected to be incurred to keep the life settlement contract in force exceed the expected proceeds from the contract. In those situations, the fair value is determined on a discounted cash flow basis, incorporating current life expectancy assumptions. The discount rate incorporates current information about market interest rates, the credit exposure to the insurance company that issued the life settlement contract and AIG's estimate of the risk margin an investor in the contracts would require.

  •
  Flight Equipment Primarily Under Operating Leases:    AIG evaluates quarterly the need to perform a recoverability assessment of held for use aircraft considering applicable accounting requirements and performs this assessment at least annually for all aircraft in the fleet. When AIG determines that the carrying value of its commercial aircraft may not be recoverable, AIG records the aircraft at fair value with the loss recognized in earnings. The impairment assessment involves a two-step process in which an initial assessment for potential impairment is performed whenever events or changes in circumstances indicate an aircraft's carrying amount may not be recoverable. If potential impairment is present, undiscounted cash flows are compared to the carrying value and, in the event of a cash flow shortfall, the amount of impairment is measured and recorded. AIG measures the fair value of its commercial aircraft using an income approach based on the present value of all cash flows from existing contractual and projected lease payments for the period extending to the end of the aircraft's economic life in its highest and best use configuration, plus its disposition value based on expectations of a market participant.

  •
  Collateral Securing Foreclosed Loans on Real Estate and Other Fixed Assets:    When AIG takes collateral in connection with foreclosed loans, AIG generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself, by reference to observable transactions for similar assets.

  •
  Goodwill:    AIG tests goodwill for impairment annually or more frequently whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable. When AIG determines that goodwill may be impaired, AIG uses techniques including market-based earning multiples of peer companies, discounted expected future cash flows, appraisals, or, in the case of reporting units being considered for sale, third-party indications of fair value of the reporting unit, if available, to determine the amount of any impairment.

  •
  Long-Lived Assets:    AIG tests its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of a long-lived asset may not be recoverable. AIG measures the fair value of long-lived assets based on an in-use premise that considers the same factors used to estimate the fair value of its real estate and other fixed assets under an in-use premise.

  •
  Businesses Held for Sale:    When AIG determines that a business qualifies as held for sale and AIG's carrying amount is greater than the expected sale price less cost to sell, AIG records an impairment loss for the difference.

    See Note 2 herein for additional information about how AIG tests various asset classes for impairment.

The following table presents assets (held as of the dates presented, but excluding discontinued operations) measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

	Assets at Fair Value				Impairment Charges
	Non-Recurring Basis				December 31,
(in millions)	Level 1	Level 2	Level 3	Total	2011	2010	2009

December 31, 2011
Goodwill	$-	$-	$-	$-	$-	$-	$693
Investment real estate	-	-	457	457	18	604	1,198
Other investments	-	-	2,199	2,199	639	323	908
Aircraft*	-	-	1,683	1,683	1,693	1,614	51
Other assets	-	-	4	4	3	5	225

Total	$-	$-	$4,343	$4,343	$2,353	$2,546	$3,075

December 31, 2010
Investment real estate	$-	$-	$1,588	$1,588
Other investments	-	4	2,388	2,392
Aircraft	-	-	4,224	4,224
Other assets	-	-	2	2

Total	$-	$4	$8,202	$8,206

*
Aircraft impairment charges include fair value adjustments on aircraft.

    Impairment charges shown above for the 12 months ended December 31, 2010 exclude a $4.6 billion of goodwill impairment charges associated with the sales of ALICO and AIG Star and AIG Edison, all of which are reported in discontinued operations.

    During 2009, AIG recognized goodwill impairment charges primarily in the Institutional Asset Management business. These impairment charges related to a significant decline in certain consolidated warehoused investments as well as the consideration of recent transaction activity. AIG also recognized impairment charges related to certain investment real estate, proprietary real estate, private equity investments and other long-lived assets.

FAIR VALUE OPTION

    Under the fair value option, AIG may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The following table presents the gains or losses recorded related to the eligible instruments for which AIG elected the fair value option:

Years Ended December 31,	Gain (Loss)
(in millions)	2011	2010	2009

Assets:
Mortgage and other loans receivable	$11	$53	$(6)
Bonds and equity securities	1,273	2,060	2,513
Trading – ML II interest	42	513	(25)
Trading – ML III interest	(646)	1,792	419
Securities purchased under agreements to resell	34	1	(8)
Retained interest in AIA	1,289	(638)	-
Short-term investments and other invested assets and Other assets	1	(40)	(32)

Liabilities:
Policyholder contract deposits	-	(320)	(1,121)
Securities sold under agreements to repurchase	(62)	14	(73)
Securities and spot commodities sold but not yet purchased	(4)	(21)	(148)
Other long-term debt(a)	(966)	(1,595)	2,482
Other liabilities	(1)	(1)	(173)

Total gain(b)	$971	$1,818	$3,828

(a)
Includes GIAs, notes, bonds, loans and mortgages payable.

(b)
Excludes discontinued operations. For instruments required to be carried at fair value, AIG recognized gains of $1.3 billion, $4.9 billion and $3.8 billion for the years ended December 31, 2011, 2010 and 2009, respectively, that were primarily due to changes in the fair value of derivatives, trading securities and certain other invested assets for which the fair value option was not elected.

    Interest income and expense and dividend income on assets and liabilities elected under the fair value option are recognized and classified in the Consolidated Statement of Operations depending on the nature of the instrument and related market conventions. For Direct Investment book-related activity, interest, dividend income and interest expense are included in Other income. Otherwise, interest and dividend income are included in Net investment income in the Consolidated Statement of Operations. Gains and losses on AIG's Maiden Lane Interests are recorded in Net investment income. See Note 2(a) herein for additional information about AIG's policies for recognition, measurement, and disclosure of interest and dividend income and interest expense.

    During 2011, 2010 and 2009, AIG recognized gains of $420 million and losses of $779 million and $86 million, respectively, attributable to the observable effect of changes in credit spreads on AIG's own liabilities for which the fair value option was elected. AIG calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates, AIG's observable credit spreads on these liabilities and other factors that mitigate the risk of nonperformance such as cash collateral posted.

The following table presents the difference between fair values and the aggregate contractual principal amounts of mortgage and other loans receivable and long-term borrowings for which the fair value option was elected:

	December 31, 2011			December 31, 2010
(in millions)	Fair Value	Outstanding Principal Amount	Difference	Fair Value	Outstanding Principal Amount	Difference

Assets:
Mortgage and other loans receivable	$107	$150	$(43)	$143	$203	$(60)
Liabilities:
Other long-term debt*	$10,766	$8,624	$2,142	$12,143	$10,508	$1,635

*
Includes GIAs, notes, bonds, loans and mortgages payable.

    At December 31, 2011 and 2010, there were no significant mortgage or other loans receivable for which the fair value option was elected that were 90 days or more past due or in non-accrual status.

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

    Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:

  •
  Mortgage and other loans receivable:    Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates that AIG believes market participants would use in determining the price that they would pay for such assets. For certain loans, AIG's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rates that market participants would use. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk as policy loans are effectively collateralized by the cash surrender value of the policies.

  •
  Other Invested Assets:    The majority of Other invested assets that are not measured at fair value represent investments in life settlement contracts. The fair value of life settlement contracts included in Other invested assets is determined on a discounted cash flow basis, incorporating current life expectancy assumptions.

  •
  Cash and short-term investments:    The carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

  •
  Policyholder contract deposits associated with investment-type contracts:    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated.

  •
  Long-term debt:    Fair values of these obligations were determined for disclosure purposes by reference to quoted market prices, where available and appropriate, or discounted cash flow calculations based upon AIG's current market-observable implicit-credit-spread rates for similar types of borrowings with maturities consistent with those remaining for the debt being valued.

The following table presents the carrying value and estimated fair value of AIG's financial instruments not measured at fair value:

	December 31, 2011		December 31, 2010
(in millions)	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Assets:
Mortgage and other loans receivable	$19,382	$20,494	$20,094	$20,285
Other invested assets	4,701	3,390	4,405	3,644
Short-term investments	16,659	16,657	19,878	19,878
Cash	1,474	1,474	1,558	1,558
Liabilities:
Policyholder contract deposits associated with investment-type contracts	106,950	122,125	102,585	112,710
Long-term debt (including FRBNY Credit Facility)	64,487	61,295	94,318	93,745